UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549 SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. __)

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iBio, Inc.

(Name of Registrant as Specified in Its Charter)

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Than the
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November 16, 2012

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of iBio, Inc, a Delaware corporation (“iBio” or the “Company”). The meeting will be held on Tuesday, December 18, 2012, at 11:00 a.m. local time at the Company’s headquarters, located at 9 Innovation Way, Suite 100, Newark, Delaware.

At the Annual Meeting, you will be asked to elect three Class I directors for a three year term and to ratify the appointment of independent auditors of the Company for the fiscal year ending June 30, 2013. These matters are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. A proxy is included along with the Proxy Statement. These materials are being sent to stockholders on or about November 16, 2012.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS:

THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, THE PROXY STATEMENT AND THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2012 ARE AVAILABLE ELECTRONICALLY TO THE COMPANY’S STOCKHOLDERS OF RECORD AS OF THE CLOSE OF BUSINESS ON NOVEMBER 5, 2012 AT http://www.cstproxy.com/ibioinc/2012.

Along with the attached proxy statement, we are sending to you our Annual Report on Form 10-K for our fiscal year ended June 30, 2012. Such annual report, which includes our audited financial statements, is not to be regarded as proxy solicitation material.

Your vote is important. Whether or not you plan to attend the annual meeting, I urge you to take a moment to vote on the items in this year’s proxy statement. Voting takes only a few minutes, and it will ensure that your shares are represented at the meeting.

Sincerely,
/s/ Robert B. Kay
Robert B. Kay Executive Chairman and Chief Executive Officer

IBIO, INC.
9 Innovation Way, Suite 100
Newark, Delaware 19711

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING

Why am I receiving this proxy statement?

We have made this proxy statement available to you because the Board of Directors of iBio is soliciting your proxy to vote at the 2012 Annual Meeting of Stockholders. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may vote by proxy by completing and returning the enclosed proxy card. The proxy statement and our Annual Report on Form 10-K for the fiscal year ended June 30, 2012 are also available on the Internet at http://www.cstproxy.com/ibioinc/2012.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on November 5, 2012, the record date for the annual meeting, will be entitled to vote at the annual meeting. On this record date, there were 47,767,095 shares of common stock, $0.001 par value per share, outstanding and entitled to vote. The presence, in person or by proxy, of a majority of those shares will constitute a quorum at the meeting.

Stockholder of Record: Shares Registered in Your Name

If on November 5, 2012 your shares were registered directly in your name with our transfer agent, Continental Stock Transfer and Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to vote by returning the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on November 5, 2012 your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are two matters scheduled for a vote:

(1)	Election of three Class I directors; and

(2)	Ratification of CohnReznick LLP (formerly J.H. Cohn LLP) as our independent registered public accounting firm for the fiscal year ending June 30, 2013.

How do I vote?

You may either vote “FOR” all the nominees for director or you may abstain from voting for any nominee you specify. For each of the other matters to be voted on, you may vote “FOR” or “AGAINST” or you may abstain from voting. The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the annual meeting or you can vote by returning the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received this proxy statement from that organization rather than from iBio. Simply follow the voting instructions provided by that organization. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of November 5, 2012.

What if I return a proxy card but do not make specific choices?

If you properly submit your proxy and do not revoke it, the proxy holders will vote your shares in accordance with your instructions. If your properly completed proxy gives no instructions, the proxy holders will vote your shares FOR the election of each of the three Class I directors, FOR the selection of CohnReznick LLP as our independent registered public accounting firm, and in their discretion on any other matters that properly come before the annual meeting.

If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

The Company will bear the cost of soliciting proxies. Such cost will include charges by brokers and other custodians, nominees and fiduciaries for forwarding proxies and proxy materials to the beneficial owners of our common stock. Solicitation may also be made personally or by telephone by the Company’s directors, officers and regular employees without additional compensation.

What does it mean if I receive more than one notice?

If you receive more than one notice, your shares are registered in more than one name or are registered in different accounts. You should submit a proxy for each one to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the annual meeting. You may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy with a later date.

•	You may send a timely written notice that you are revoking your proxy to our Secretary at 9 Innovation Way, Suite 100, Newark, Delaware, 19711.

•	You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

When are stockholder proposals due for next year’s annual meeting?

Rules of the Securities and Exchange Commission require that we receive any proposal by our stockholders for inclusion in our proxy materials for the 2013 annual meeting of stockholders no later than by August 20, 2013. Proposals must be submitted in writing to our Secretary at 9 Innovation Way, Suite 100, Newark, Delaware, 19711, and you must comply with other requirements of Rule 14a-8 under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). However, if the 2013 annual meeting date changes by more than 30 days from the date of the 2012 annual meeting date, then the proposal must be submitted a reasonable time before we begin to print and send our proxy materials for the 2013 annual meeting.

In addition, our Amended and Restated Bylaws have an advance notice procedure for stockholders to bring business before an annual meeting of stockholders. The advance notice procedure requires that a stockholder interested in presenting a proposal for action at the 2013 annual meeting of stockholders must deliver a written notice of the proposal, together with specific information relating to such stockholder’s proposal, nominee, stock ownership and identity, to our corporate secretary no later than the close of business on September 19, 2013 and no earlier than the close of business on August 20, 2013. You are advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. You must comply with these bylaws requirements in connection with a stockholder proposal or director nomination outside the Rule 14a- 8 context.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and (with respect to proposals other than the election of directors) “Against” votes, abstentions and broker non-votes. Abstentions and broker non-votes will not have an effect on the outcome of Proposal 1, but they will have the same effect as a vote Against Proposal 2. Abstentions and broker non-votes will be counted toward the quorum requirement.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

What are broker non-votes?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote. Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee cannot vote the shares with respect to such matters because the nominee does not have discretionary voting power.

How many votes are needed to approve each proposal?

For the approval of Proposal 1 (the election of directors), the three nominees receiving the most “FOR” votes from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors will be elected, regardless of whether that number represents a majority of the votes cast. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

To be approved, Proposal 2 (ratifying the selection of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2013) must receive “FOR” votes from the holders of a majority of shares present at the annual meeting, either in person or by proxy. Abstentions and broker non-votes will have the same effect as a vote against the proposal, because passage of Proposal 2 requires the affirmative vote of a majority of the votes present at the meeting.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding a majority of the outstanding shares on the record date are present at the meeting in person or represented by proxy. On the record date, there were 47,767,095 shares of common stock outstanding and entitled to vote.

Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of the shares present in person or represented by proxy at the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in a current report on Form 8-K within four business days of the annual meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Board of Directors is currently composed of seven (7) directors divided into three classes of directors serving staggered 3-year terms.

The members of Class I, whose terms of office expire in 2012, are Mr. Robert B. Kay, General James T. Hill and Arthur Y. Elliott, Ph.D.

The members of Class II, whose term of office expires in 2013, are Mr. Glenn Chang and Philip K. Russell, M.D.

The members of Class III, whose term of office expires in 2014, are Mr. John D. McKey, Jr. and Mr. Jules A. Müsing.

The stockholders will consider and vote upon the election of Mr. Robert B. Kay, General James T. Hill and Arthur Y. Elliott, Ph.D. to serve their respective terms.

The three candidates receiving the highest number of affirmative votes by the holders of shares entitled to be voted will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by us. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

NOMINEES AND CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names and ages (as of September 15, 2012) of our nominees for director and continuing directors and our executive officers:

Name	Age	Position Held With Us
Robert B. Kay	72	Executive Chairman and Chief Executive Officer
Robert L. Erwin	58	President
Douglas Beck, CPA	51	Chief Financial Officer
Terence Ryan, Ph.D.	57	Chief Scientific Officer
General James T. Hill (ret.)	66	Director
Glenn Chang	64	Director
John D. McKey, Jr.	69	Director
Philip K. Russell, M.D.	80	Director
Arthur Y. Elliott, Ph.D.	76	Director
Jules A. Müsing	65	Director

The following are brief biographies of each nominee for Director:

Robert B. Kay has been a director since we became a publicly traded company in August 2008. Mr. Kay was a founder and senior partner of the New York law firm of Kay Collyer & Boose LLP, with a particular focus on mergers and acquisitions and joint ventures. Mr. Kay received his B.A. from Cornell University’s College of Arts & Sciences and his J.D. from New York University Law School.

General James T. Hill has been a director since we became a publicly traded company in August 2008. At the time of his retirement from active duty, General Hill was the Commander of the 4-Star United States Southern Command, reporting directly to the President and Secretary of Defense. As such he led all U.S. military forces and operations in Central America, South America and the Caribbean, worked directly with U.S. Ambassadors, foreign heads of state, key Washington decision-makers, foreign senior military and civilian leaders, developing and executing United States policy. His responsibilities included management, development and execution of plans and policy within the organization including programming, communications, manpower, operations, logistics and intelligence.

Arthur Y. Elliott, Ph.D. has been a director since October 2010. Dr. Elliott spent 16 years with Merck & Co., serving ultimately as Executive Director of Biological Operations, Merck Manufacturing Division, responsible for the bulk manufacture, testing, release and registration of all biological products sold. Dr. Elliott also directed the manufacturing, process development, and other operations of North American Vaccine for six years, and most recently served as consultant to Aventis (Sanofi Pasteur) Pharmaceutical Corporation in its design and implementation of new, highly automated manufacturing facilities for influenza vaccines. Dr. Elliott has served with the United States Department of Health and Human Services in the Avian Influenza Pandemic Preparedness Program in Washington, D.C. as Senior Program Manager for the Antigen Sparing Project since 2006. The program involves the cooperation of three pharmaceutical companies and four government groups (NIH, CDC, FDA, and HHS). While at Merck, he worked closely with both Merck Research Laboratories and the Merck Vaccine Division to forecast the timely transfer of technology for new and improved products from the research laboratories through the manufacturing area and into the marketing division for sales introductions. He has served as a biological consultant to the World Health Organization, National Institutes of Health, and The Bill & Melinda Gates Foundation. Dr. Elliott holds a Ph.D. in Virology from Purdue University, and an M.S. in Microbiology and a B.A. in Biology from North Texas State University. He serves as a member of the American Association for Advancement of Science, American Society for Microbiology, and American Tissue Culture Association.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE.

The following are brief biographies of each other continuing Director and Executive Officer:

Robert L. Erwin has been our President since we became a publicly traded company in August 2008. Mr. Erwin led Large Scale Biology Corporation from its founding in 1988 through 2003, including a successful initial public offering in 2000, and continued as non-executive Chairman until 2006. He served as Chairman of Icon Genetics AG from 1999 until its acquisition by a subsidiary of Bayer AG in 2006. From 2004 through 2007 Mr. Erwin served as Managing Director of Bio-Strategic Directors LLC, providing consulting services to the life sciences industry. He is currently Chairman of Novici Biotech, a private biotechnology company and a Director of Resolve Therapeutics. Mr. Erwin’s non-profit work focuses on applying scientific advances to clinical medicine, especially in the field of oncology. He is co-founder, President and Director of the Marti Nelson Cancer Foundation, Oncology. Mr. Erwin received his BS degree with Honors in Zoology and an MS degree in Genetics from Louisiana State University.

Douglas J. Beck is a CPA has been Chief Financial Officer since May 2011. Mr. Beck was the Chief Financial Officer of publicly traded Lev Pharmaceuticals, Inc. He was employed from February 2005 until February 2009 (the company was acquired by ViroPharma, Incorporated in October 2008.) He had been an independent consultant from February 2009 until April 2011. Mr. Beck serves on the SEC Practice Committee and the Chief Financial Officers Committee for the New York State Society of CPAs. Mr. Beck holds a B.S. from the Fairleigh Dickinson University.

Terence E. Ryan, Ph.D. has been Chief Scientific Officer of iBio, Inc. since March 2012, and Senior Vice President since July 2010. He previously served as Assistant Vice President, Systems Biology at Wyeth Pharmaceuticals (later Pfizer, Inc.) from 2007-2010, and Director of Integrative Biology at GlaxoSmithKline from 2003-2007. He has also been Director, Cell Biology at Celera Genomics (2000-2003), and Associate Director of Cell Technologies and Protein Sciences at Regeneron Pharmaceuticals. He received his A.B. In Biology from Princeton University, and his M.S. and Ph.D. in Microbiology from Rutgers University. He also was a post-doctoral fellow in Molecular Virology at the University of Wisconsin.

Glenn Chang has been a director since we became a publicly traded company in August 2008. From 1999 through 2010, Mr. Chang was Director, Executive Vice President and Chief Financial Officer of the First American International Bank, Brooklyn, N.Y. He now is a consultant to the bank without any official titles. Prior to the founding of the Bank he spent almost 20 years at Citibank as Vice President. Mr. Chang is a Certified Public Accountant.

John D. McKey, Jr. has been a director since we became a publicly traded company in August 2008. Since 2003, Mr. McKey has served as of counsel at McCarthy, Summers, Bobko, Wood, Sawyer & Perry, P.A. in Stuart, Florida, and previously was a partner from 1987 through 2003. From 1977 to 1987 Mr. McKey was a partner at Gunster Yoakley in Palm Beach, Florida. Mr. McKey received his B.B.A at the University of Georgia and his J.D. from the University Of Florida College Of Law.

Philip K. Russell, M.D. has been a director since March 2010. Major General (retired.) Russell served in the U.S. Army Medical Corps from 1959 to 1990, pursuing a career in infectious disease and tropical medicine research. Following his military service, Dr. Russell joined the faculty of Johns Hopkins University’s School of Hygiene and Public Health and worked closely with the World Health Organization as special advisor to the Children’s Vaccine Initiative. He was founding board member of the International AIDS Vaccine Initiative, and is an advisor to the Bill & Melinda Gates Foundation. He has served on numerous advisory boards of national and international agencies, including the Centers for Disease Control, National Institutes of Health, and the Institute of Medicine. He is the past Chairman of the Albert B. Sabin Vaccine Institute.

Jules A. Müsing has been a director since June 2011. In the course of his career at Johnson & Johnson, Mr. Müsing was responsible for worldwide licensing and acquisition of pharmaceutical and biotechnology products and technologies and the establishment of strategic alliances. This included the establishment of new scientific and product collaborations in various therapeutic areas, the negotiation of licensing and alliance agreements with biotechnology and pharmaceutical companies worldwide, and the partnering, spin-out and out-licensing of company pharmaceutical and biotechnology assets. Prior to moving into that role, Mr. Müsing was Vice President Marketing International for the Janssen Pharmaceutical Group of Companies Worldwide; President of Pitman-Moore, Inc., a U.S.-based Johnson & Johnson company; Managing Director of Janssen Pharmaceutical in Portugal; President of Serono, Inc. in the U.S. and Executive Vice President with responsibilities for North and South America; Member of the Board of Ortho Biotech, Inc.; and Managing Director of Ortho Biotech in France (a Johnson & Johnson affiliate). He is a Board Member of Delphi Digital, Inc. and Chairman of the Scientific Board of Advisors for Noble Capital Financial Markets.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND
CORPORATE GOVERNANCE

Board Committees and Independence

Our Board of Directors has the authority to appoint committees to perform certain management and administrative functions. Our Board has constituted audit, compensation and nominating committees.

Our Board of Directors has determined that John D. McKey, Jr., Jules A. Müsing, General James T. Hill, Arthur Y. Elliott, Ph.D., Glenn Chang and Philip K. Russell, M.D. are “independent directors” as such term is defined in Section 803(A)(2) of the NYSE MKT LLC Company Guide.

Nominating Committee and Nomination Process

The Nominating Committee was formed to address general governance and policy oversight; succession planning; to identify qualified individuals to become prospective Board members and make recommendations regarding nominations for the Board of Directors; to advise the Board with respect to appropriate composition of Board committees; to advise the Board about and develop and recommend to the Board appropriate corporate governance documents and assist the Board in implementing guidelines; to oversee the annual evaluation of the Board and our Chief Executive Officer, and to perform such other functions as the Board may assign to the committee from time to time. The Nominating Committee has a Charter which is available on our website at www.ibioinc.com. The Nominating Committee consists of three independent directors: Arthur Y. Elliott, Ph.D., (Nominating Committee Chairman), Glenn Chang and General James T. Hill.

Our directors take a critical role in guiding our strategic direction and oversee the management of our company. Board candidates are considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of the stockholders and personal integrity and judgment. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of the life sciences industry. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities.

The Board believes given the diverse skills and experience required to grow our company that the input of all members of the Nominating Committee is important for considering the qualifications of individuals to serve as directors but does not have a diversity policy. Further, the Nominating Committee believes that the minimum qualifications for serving as our director are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of our business and affairs of and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. Whenever a new seat or a vacated seat on the Board is being filled, candidates that appear to best fit the needs of the Board and our company are identified and unless such individuals are well known to the Board, they are interviewed and further evaluated by the Nominating Committee. Candidates selected by the Nominating Committee are then recommended to the full Board for their nomination to stockholders. The Nominating Committee recommends a slate of directors for election at the annual meeting. In accordance with NYSE MKT LLC rules, the slate of nominees is approved by a majority of the independent directors.

In carrying out its responsibilities, the Board will consider candidates suggested by stockholders. If a stockholder wishes to formally place a candidate’s name in nomination, however, he or she must do so in accordance with the provisions of our Bylaws. Suggestions for candidates to be evaluated by the Nominating Committee must be sent to Secretary, iBio, Inc. 9 Innovation Way, Suite 100, Newark, DE 19711.

Audit Committee

The Audit Committee of the Board of Directors makes recommendations regarding the retention of the independent registered public accounting firm, reviews the scope of the annual audit undertaken by our independent registered public accounting firm and the progress and results of their work, reviews our financial statements, and oversees the internal controls over financial reporting and corporate programs to ensure compliance with applicable laws. The Audit Committee reviews the services performed by the independent registered public accounting firm and determines whether they are compatible with maintaining the registered public accounting firm’s independence. The Audit Committee has a Charter, which is reviewed annually and as may be required due to changes in industry accounting practices or the promulgation of new rules or guidance documents. The Audit Committee Charter is available on our website at www.ibioinc.com. The Audit Committee consists of two independent directors as determined by NYSE MKT LLC listing standards: Glenn Chang (Audit Committee Chairman) and John D. McKey, Jr. Mr. Chang is qualified as an Audit Committee Financial Expert as defined in Regulation S-K Item 407(d)(5)(ii).

Compensation Committee

The Compensation Committee of the Board of Directors reviews and approves executive compensation policies and practices, reviews salaries and bonuses for our senior executive officers, administers our stock option plan and other benefit plans, and considers other matters as may, from time to time, be referred to them by the Board of Directors. The Compensation Committee has a charter which is available on our website at www.ibioinc.com. The members of the Compensation Committee are General James T. Hill (Compensation Committee Chairman), Arthur Y. Elliott, Ph.D. and Philip K. Russell, M.D.

Board Leadership Structure and Role in Risk Oversight

Our Chief Executive Officer also serves as Executive Chairman on our Board. We do not have a lead independent director. Our Executive Chairman, when present, presides over all meetings of our Board. We believe this leadership structure is appropriate for our Company at this time because (1) of our size, (2) of the size of our Board, (3) our Chief Executive Officer is responsible for our day-to-day operation and implementing our strategy, and (4) discussion of developments in our business and financial condition and results of operations are important parts of the discussion at Board meetings and it makes sense for our Chief Executive Officer to chair those discussions.

Our Board oversees our risk management. This oversight is administered primarily through the following:

•

The Board’s review and approval of our business plans (prepared and presented to the Board by the Chief Executive Officer and other management), including the projected opportunities and challenges facing our business;

•	At least quarterly review of our business developments, business plan implementation and financial results;

•

Our Audit Committee’s oversight of our internal controls over financial reporting and its discussions with management and the independent accountants regarding the quality and adequacy of our internal controls and financial reporting; and

•	Our Board’s review and recommendations regarding our executive officer compensation and its relationship to our business plans.

Meetings of the Board of Directors and Committees

During the fiscal year ended June 30, 2012, the Board held six meetings in person or by telephone and acted by unanimous written consent on five occasions; the Audit Committee held four meetings in person or by telephone; and the Nominating and Compensation Committees each held no meetings, as matters typically addressed by such Committees were considered and approved by the full Board. Between meetings, members of the Board are provided with information regarding our operations and are consulted on an informal basis with respect to pending business. Each director attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings of the committees on which such director serves.

Although we do not have a policy with regard to Board members’ attendance at our Annual Meetings of Stockholders, all of the directors are encouraged to attend such meetings.

Stockholder Communications with the Board of Directors

Interested parties may communicate with the Board or specific members of the Board, including the independent directors and the members of the audit committee, by submitting a letter addressed to the Board of Directors of iBio, Inc. c/o any specified individual director or directors at the address listed herein. Any such letters are then forwarded to the indicated directors.

Code of Ethics

We have adopted a written code of ethics within the meaning of Item 406 of SEC Regulation S-K, which applies to our principal executive officer and senior financial officers, a copy of which can be found on our website at www.ibioinc.com. If we make substantive amendments to the Code of Ethics that are applicable to our principal executive or financial officers, we will disclose the nature of such amendment or waiver in a report on Form 8-K in a timely manner.

Available information about iBio

Previously filed SEC current reports, quarterly reports, annual reports, and reports under Section 16(a) of the Securities Exchange Act of 1934 are available on our website at www.ibioinc.com and in print for any stockholder upon written request to our Secretary.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation paid or earned by Chief Executive Officer and our two other most highly compensated executive officers who were serving as executive officers at the end of the last completed fiscal year.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Robert B. Kay,	2012	$300,000	$-0-	$-0-	$508,888	$-0-	$-0-	$808,888
Executive Chairman and CEO	2011	250,935	-0-	-0-	1,886,007	-0-	-0-	2,136,942
Robert Erwin,	2012	237,500	-0-	-0-	508,888	-0-	-0-	746,388
President	2011	207,695	-0-	-0-	193,340	-0-	-0-	401,035
Douglas J. Beck, CPA	2012	165,000	-0-	-0-	—	-0-	-0-	165,000
Chief Financial Officer (2)	2011	28,769	-0-	-0-	80,447	-0-	-0-	109,216
Frederick Larcombe,	2012	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Chief Financial Officer (3)	2011	91,360	-0-	-0-	-0-	-0-	-0-	91,360

(1)

This column shows the grant date fair value of awards computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718). A discussion of assumptions used in calculating award values may be found in Note G for the years ended June 30, 2012 and 2011 to our audited financial statements in Form 10-K.

(2)	Commenced April 29, 2011.

(3)

Mr. Larcombe was an independent contractor whose services were provided through a professional services firm. This amount represents the total amount billed by that firm to the Company for Mr. Larcombe’s services. Services rendered through May 15, 2011.

Outstanding Equity Awards at Fiscal Year-End

OUTSTANDING EQUITY AWARDS AT JUNE 30, 2012

Name	Option Awards
	Number of Securities Underlying Unexercised Options (#)	Exercise Price ($)	Expiration Date	Market Value ($)(1)
Robert B. Kay (2)	250,000	0.20	2/13/19		$140,000
Robert B. Kay (2)	250,000	0.66	8/10/19		$25,000
Robert B. Kay (2)	300,000	1.73	8/16/20	$	N/A
Robert B. Kay (3)	500,000	3.07	12/30/20	$	N/A
Robert B. Kay (4)	500,000	3.07	12/30/20	$	N/A
Robert B. Kay (2)	300,000	1.96	10/21/21	$	N/A
Robert L. Erwin (2)	250,000	0.20	2/13/19		$140,000
Robert L. Erwin (2)	250,000	0.66	8/10/19		$25,000
Robert L. Erwin (2)	300,000	1.73	8/16/20	$	N/A
Robert L. Erwin (2)	300,000	1.96	10/21/21	$	N/A
Douglas J. Beck, CPA (5)	100,000	2.69	5/3/21	$	N/A

(1)	The market value for the option at June 30, 2012 was based upon the closing stock price at such date, which was $0.76 per share, less the exercise price.

(2)	Shares vest in five equal annual installments.

(3)	Shares vested on July 1, 2011.

(4)	Shares vest on July 1, 2012.

(5)	Shares vest in three equal annual installments.

Employment Agreements

As of June 30, 2012, we did not have any employment contracts or other similar agreements or arrangements with any of our named executive officers.

Incentive Compensation Plan

We have established an incentive compensation plan and have reserved 10,000,000 shares of common stock to be issued to employees under this plan. As of June 30, 2012, we granted stock options with an aggregate of 5,510,000 underlying shares of common stock and there are 4,490,000 reserved for future issuances.

DIRECTOR COMPENSATION

Compensation for our non-employee directors has historically consisted of a grant of stock options vesting over a three-year period and additional cash compensation. We do not have a fixed policy with respect to this compensation, but the compensation is generally equal for each non-employee director except in cases where a director assumes additional responsibilities above and beyond standard board service. Directors who are also our employees will receive no additional compensation for their services as directors.

Director Compensation Table

The following table sets forth summary information concerning the total compensation paid to our non-employee directors in the fiscal year ended June 30, 2012 for services to us:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(4)	Total ($)
General James T. Hill	$25,000	$101,178	$126,178
Glenn Chang	10,000	101,178	111,178
John D. McKey	10,000	101,178	111,178
Philip K. Russell, M.D.	10,000	101,178	111,178
Pamela Bassett, D.M.D (2).	5,000	—	5,000
Arthur Elliot	10,000	101,178	111,178
Jules Müsing (3)	85,000	49,752	134,752

(1)

The amounts in this column reflect the dollar amount recognized as expense with respect to stock options for financial statement reporting purposes during the year ended June 30, 2012 in accordance with ASC 718. A discussion of assumptions used in calculating award values may be found in Note I, to our audited financial statement.

(2)	Resigned from the Board of Directors in December 2011.

(3)

On February 1, 2012, the Company entered into a consulting agreement primarily for business development. The agreement is for six months at $15,000 per month. For the year ended June 30, 2012, $75,000 was earned and $15,000 remains outstanding as of June 30, 2012. In connection with the agreement, 60,000 options to purchase common stock at $0.93 per share were issued. These non-employee options vest in six equal monthly installments of 10,000 and expire in ten years. In addition, the Board member received an annual fee of $10,000 for being a member of the Board of Directors.

(4)

The aggregate number of stock options outstanding for each (independent) director was as follows: Mr. Hill 210,000; Mr. Chang 210,000; Mr. McKey 310,000; Dr. Russell 120,000; Ms. Bassett 60,000; Mr. Elliott 120,000; and Mr. Müsing 120,000.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2013 and has further directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. CohnReznick LLP was engaged as our principal accounting firm in October 2009. Representatives of CohnReznick LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of CohnReznick LLP as our independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of CohnReznick LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in our company’s and our stockholders’ best interests.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of CohnReznick LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table represents aggregate fees billed to us for by CohnReznick LLP:

	For The Year Ended June 30,
	2012	2011
Audit Fees (1)(2)	$188,400	$110,500
Audit-related Fees	—	—
Tax Fees (3)	13,000	6,000
Other Fees	—	—

Total Fees	$201,400	$116,500

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees we paid CohnReznick LLP for professional services for the audit of our financial statements included in our annual reports on Form 10-K, review of financial statements included in our quarterly reports on Form 10-Q as well as services normally provided in connection with statutory and regulatory filings or engagements, consents and assistance with and review of our documents filed with the Securities and Exchange Commission.

(1)

Includes fees for the year ended June 30, 2012 for filing of Registration Statements, including a comfort letter, Form S-8 for registering the Company’s stock option plan and attending the annual stockholders’ meeting.

(2)	Includes fees for the year ended June 30, 2011 for filing of Registration Statements and attending the annual stockholders’ meeting.

(3)	Includes additional fees for the year ended June 30, 2012, for tax compliance and research.

PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. The Audit Committee has determined that the rendering of the services other than audit services by CohnReznick LLP is compatible with maintaining the principal accountant’s independence.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS*

The Audit Committee has prepared the following report on its activities with respect to our audited financial statements for the year ended June 30, 2012.

Our management is responsible for the preparation, presentation and integrity of our financial statements and is also responsible for maintaining appropriate accounting and financial reporting practices and policies. Management is also responsible for establishing and maintaining adequate internal controls and procedures designed to provide reasonable assurance that we are in compliance with accounting standards and applicable laws and regulations.

CohnReznick LLP, our independent registered public accounting firm for the year ended June 30, 2012, is responsible for expressing opinions on the conformity of our audited financial statements with accounting principles generally accepted in the United States.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2012 with our management. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. The Audit Committee has also received the written disclosures and the letter from our independent registered public accounting firm required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as adopted by the PCAOB in Rule 3600T and has discussed with our independent registered public accounting firm the firm’s independence.

Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012 and selected CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2013.

From the Audit Committee of iBio, Inc.
Glenn Chang John D. McKey, Jr.

(*)	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our outstanding common stock as of September 14, 2012:

•	each person who is known by us to be the beneficial owner of 5% or more of our common stock;

•	each of our directors and executive officers; and

•	all of our directors and executive officers as a group.

Except as otherwise noted in the footnotes below, the entity, individual director or executive officer or their family members or principal stockholder has sole voting and investment power with respect to such securities.

The address of each of the persons listed below is c/o iBio, Inc., 9 Innovation Way, Suite 100, Newark, Delaware 19711.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percent of Shares Beneficially Owned (2)
Eastern Capital Limited	10,000,000	(3)	20.9%
E. Gerald Kay	4,236,409	(4)	8.9%
Carl DeSantis	3,858,248	(5)	8.1%
Robert B. Kay	2,358,728	(6)	4.8%
John McKey, Jr.	735,558	(7)	1.5%
Glenn Chang	162,150	(8)	*
General James T. Hill	165,000	(9)	*
Philip K. Russell, M.D.	60,000	(10)	*
Pamela Bassett, D.M.D.	60,000	(10)	*
Arthur Y. Elliott, Ph.D.	60,000	(10)	*
Jules A. Müsing	90,000	(10)	*
Robert L. Erwin	580,000	(10)	1.2%
Douglas Beck	66,667	(10)	*
Terrance Ryan, Ph.D.	100,000	(10)	*
Directors and executive officers as a group (11 persons)	4,590,436	(11)	9.0%

*	Represents less than 1% of outstanding shares.

(1)

Unless otherwise indicated, includes shares owned by a spouse, minor children, by relatives sharing the same home, and entities owned or controlled by the named person. Also includes shares if the named person has the right to acquire such shares within 60 days after September 14, 2012, by the exercise of warrant, stock option or other right. Unless otherwise noted, shares are owned of record and beneficially by the named person.

(2)	Based upon 47,767,095 shares of common stock outstanding on September 14, 2012.

(3)

The information provided is based upon the Schedule 13D filed on January 19, 2012, by Eastern Capital Limited (“Eastern”) indicating that Eastern has shared voting and dispositive power as to 10,000,000 shares along with Portfolio Services Ltd. and Kenneth B. Dart. The number of common shares beneficially owned by Eastern may have changed since the filing of the Schedule 13D.

(4)

Includes (i) 778,728 shares of common stock held by EGK LLC, of which Mr. E. Gerald Kay is the manager and (ii) 1,266,706 shares of common stock owned by Integrated BioPharma, Inc. of which Mr. Kay is a member of a control group. Shares dispositive power with Christina Kay with respect to 33,394 shares of common stock and with Riva Kay Sheppard with respect to 33,394 shares of common stock.

(5)	Includes (i) 6,125 shares of common stock owned directly by Mr. DeSantis, (ii) 1,266,706 shares of common stock held by Integrated BioPharma, Inc., of which Mr. DeSantis is a controlling person, (iii) 1,469,393 shares of common stock beneficially held by CD Financial, LLC, and (iv) 2,235,417 shares of common stock held by the DeSantis Revocable Trust.

(6)	Includes (i) 819,629 shares of common stock held by EVJ LLC, of which Mr. Kay is the manager, and (ii) 1,580,0000 shares of common stock underlying vested stock options.

(7)	Includes 250,000 shares of common stock underlying vested stock options.

(8)	Includes 150,000 shares of common stock underlying vested stock options.

(9)	Includes 140,000 shares of common stock underlying vested stock options.

(10)	All shares listed are shares of common stock underlying vested stock options.

(11)	Includes 3,086,667 shares of common stock underlying vested stock options.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended June 30, 2012, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with, except that Messrs. Erwin, Kay, Russell, McKey, Hill, Elliott, Chang and Ryan each filed one late report relating to a grant of stock options, and Mr. Ryan filed a late initial report of his appointment as an executive officer.

TRANSACTIONS WITH RELATED PERSONS

Our Board’s policy is to review with management and our independent auditor any related party transactions brought to the Board’s attention which could reasonably be expected to have a material impact on our financial statements. The Company’s practice is for management to present to the Board each proposed related party transaction, including all relevant facts and circumstances relating thereto, and to update the Board as to any material changes to any approved related party transaction. In connection with this requirement, each of the transactions or relationships disclosed below were disclosed to and approved by our Board. In addition, transactions involving our directors and their affiliated entities were disclosed and reviewed by our Board in its assessment of our directors’ independence requirements.

Historical Relationship with Integrated BioPharma, Inc.

We were a subsidiary of Integrated BioPharma from February 21, 2003 until August 18, 2008. As a result, in the ordinary course of our business, we received various services provided by Integrated BioPharma, including treasury, tax, legal, investor relations, executive oversight and other services. Integrated BioPharma also provided us with the services of a number of its executives and employees. Our historical financial statements include allocations by Integrated BioPharma of a portion of its overhead costs related to these services. These cost allocations have been determined on a basis that we and Integrated BioPharma considered to be reasonable reflections of the use of these services.

Integrated BioPharma’s Distribution of Our Stock

As of June 30, 2008, Integrated BioPharma owned all of our common stock until completion of the distribution on August 18, 2008. In connection with the distribution, Integrated BioPharma distributed its equity interest in us to its stockholders in a transaction that was intended to be tax-free to Integrated BioPharma and its U.S. stockholders.

Agreements Between Us and Integrated BioPharma

We entered into the agreements listed below with Integrated BioPharma prior to the completion of the distribution in the context of our relationship as a subsidiary of Integrated BioPharma. The prices and other terms of these agreements may be less favorable to us than those we could have obtained in arm’s-length negotiations with unaffiliated third parties for similar services or under similar agreements.

Separation and Distribution Agreement. The separation and distribution agreement contains the key provisions relating to the distribution by Integrated BioPharma to its stockholders of our common stock.

On the distribution date, Integrated BioPharma and we entered into the following ancillary agreements governing various ongoing relationships between Integrated BioPharma and us following the distribution date:

•	an indemnification and insurance matters agreement;

•	a tax responsibility allocation agreement; and

•	a transitional services agreement.

To the extent that the terms of any of these ancillary agreements conflict with the separation and distribution agreement, the terms of these ancillary agreements govern. We describe these agreements more fully below.

Intercompany Payable. As of June 30, 2008, we were indebted to Integrated BioPharma in an amount of approximately $7.9 million, as a result of the prior intercompany financial relationship between our Company as a subsidiary and Integrated BioPharma as the corporate parent. Immediately following the consummation of the distribution, approximately $2.7 million of the then outstanding balance of the intercompany payable was converted into equity as a capital contribution to us, and, Integrated BioPharma owned 5.4% of our outstanding shares of common stock as of the August 12, 2008 when also taking into account the completion of the private placement as described herein. The remaining balance of approximately $5.2 million was contributed to capital and did not result in any new shares issued to Integrated BioPharma of iBio.

Information Exchange. We and Integrated BioPharma agreed to share information with each other for use as long as no law or agreement is violated, it is not commercially detrimental to us or Integrated BioPharma, and no attorney-client privilege is waived:

•	to satisfy reporting, disclosure, filing and other obligations;

•	in connection with legal proceedings other than claims that we and Integrated BioPharma have against each other;

•	to comply with obligations under the agreements between Integrated BioPharma and us; and

•	in connection with the ongoing businesses of Integrated BioPharma and our Company as it relates to the conduct of these businesses before the spin-off.

Integrated BioPharma and we also agreed:

•	to use reasonable commercial efforts to retain information that may be beneficial to the other;

•

and to use reasonable commercial efforts to provide the other with employees, personnel, officers or agents for use as witnesses in legal proceedings and any books, records or other documents that may be required by the other party for the legal proceedings.

Auditing Practices. We agreed:

•

to provide Integrated BioPharma with all relevant information that Integrated BioPharma reasonably requires to enable Integrated BioPharma to prepare its quarterly and annual financial statements for quarters or years that include any financial reporting period for which our financial results are consolidated with Integrated BioPharma’s financial statements;

•	to grant Integrated BioPharma’s internal auditors access to the personnel performing our annual audits and quarterly reviews and the related work papers; and

•

not to change our accounting principles, or restate or revise our financial statements, if doing so would require Integrated BioPharma to restate or revise its financial statements for periods in which our financial results are included in Integrated BioPharma’s consolidated financial statements unless we are required to do so to comply in all material respects with generally accepted accounting principles and SEC requirements.

Expenses. Both we and Integrated BioPharma paid our respective out-of-pocket costs and expenses incurred with respect to the distribution.

Termination and Amendment of the Agreement. Neither we nor Integrated BioPharma may terminate the separation and distribution agreement at any time after the consummation of the distribution, which was August 12, 2008, unless the other agrees.

Indemnification and Insurance Matters Agreement

Indemnification. In general, under the indemnification and insurance matters agreement, we agreed to indemnify Integrated BioPharma, its affiliates and each of its and their respective directors, officers, employees, agents and representatives from all liabilities that arise from:

•	any breach by us of the separation and distribution agreement or any ancillary agreement;

•	any of our liabilities reflected on our consolidated balance sheets included in the information statement relating to the spin-off;

•	our assets or businesses;

•	the management or conduct of our assets or businesses;

•	the liabilities allocated to or assumed by us under the separation and distribution agreement, the indemnification and insurance matters agreement or any of the other ancillary agreements;

•

various on-going litigation matters in which we are named defendant, including any new claims asserted in connection with those litigations, and any other past or future actions or claims based on similar claims, facts, circumstances or events, whether involving the same parties or similar parties, subject to specific exceptions;

•

claims that are based on any violations or alleged violations of U.S. or foreign securities laws in connection with transactions arising after the distribution relating to our securities and the disclosure of financial and other information and data by us or the disclosure by Integrated BioPharma as part of the distribution of our financial information or our confidential information; or

•

any actions or claims based on violations or alleged violations of securities or other laws by us or our directors, officers, employees, agents or representatives, or breaches or alleged breaches of fiduciary duty by our board of directors, any committee of our board or any of its members, or any of our officers or employees.

Integrated BioPharma agreed to indemnify us and our affiliates and our directors, officers, employees, agents and representatives from all liabilities that arise from:

•	any breach by Integrated BioPharma of the separation and distribution agreement or any ancillary agreement;

•

any liabilities allocated to or to be retained or assumed by Integrated BioPharma under the separation and distribution agreement, the indemnification and insurance matters agreement or any other ancillary agreement;

•	liabilities incurred by Integrated BioPharma in connection with the management or conduct of Integrated BioPharma’s businesses; and

•	various ongoing litigation matters to which we are not a party.

Integrated BioPharma is not obligated to indemnify us against any liability for which we are also obligated to indemnify Integrated BioPharma. Recoveries by Integrated BioPharma under insurance policies will reduce the amount of indemnification due from us to Integrated BioPharma only if the recoveries are under insurance policies Integrated BioPharma maintains for our benefit.

Recoveries by us will in all cases reduce the amount of any indemnification due from Integrated BioPharma to us.

Under the indemnification and insurance matters agreement, a party has the right to control the defense of third-party claims for which it is obligated to provide indemnification, except that Integrated BioPharma has the right to control the defense of any third-party claim or series of related third- party claims in which it is named as a party whether or not it is obligated to provide indemnification in connection with the claim and any third-party claim for which Integrated BioPharma and we may both be obligated to provide indemnification. We may not assume the control of the defense of any claim unless we acknowledge that if the claim is adversely determined, we will indemnify Integrated BioPharma in respect of all liabilities relating to that claim. The indemnification and insurance matters agreement does not apply to taxes covered by the tax responsibility allocation agreement.

Insurance Matters. Under the indemnification and insurance matters agreement, we will be responsible for obtaining and maintaining insurance programs for our risk of loss and our insurance arrangements will be separate from Integrated BioPharma’s insurance programs.

Offset. Integrated BioPharma is permitted to reduce amounts it owes us under any of our agreements with Integrated BioPharma, by amounts we may owe to Integrated BioPharma under those agreements.

Assignment. We may not assign or transfer any part of the indemnification and insurance agreement without Integrated BioPharma’s prior written consent. Nothing contained in the agreement restricts the transfer of the agreement by Integrated BioPharma.

Tax Responsibility Allocation Agreement. In order to allocate our responsibilities for taxes and certain other tax matters, we and Integrated BioPharma entered into a tax responsibility allocation agreement prior to the date of the distribution. Under the terms of the agreement, with respect to consolidated federal income taxes, and consolidated, combined and unitary state income taxes, Integrated BioPharma will be responsible for, and will indemnify and hold us harmless from, any liability for income taxes with respect to taxable periods or portions of periods ending prior to the date of distribution to the extent these amounts exceed the amounts we have paid to Integrated BioPharma prior to the distribution or in connection with the filing of relevant tax returns. Integrated BioPharma is also be responsible for, and will indemnify and hold us harmless from, any liability for income taxes of Integrated BioPharma or any member of the Integrated BioPharma group (other than us) by reason of our being severally liable for those taxes under U.S. Treasury regulations or analogous state or local provisions. Under the terms of the agreement, with respect to consolidated federal income taxes, and consolidated, combined and unitary state income taxes, we are responsible for, and will indemnify and hold Integrated BioPharma harmless from, any liability for our income taxes for all taxable periods, whether before or after the distribution date. With respect to separate state income taxes, we are also responsible for, and will indemnify and hold Integrated BioPharma harmless from, any liability for income taxes with respect to taxable periods or portions of periods beginning on or after the distribution date. We are also responsible for, and will indemnify and hold Integrated BioPharma harmless from, any liability for our non-income taxes and our breach of any obligation or covenant under the terms of the tax responsibility allocation agreement, and in certain other circumstances as provided therein. In addition to the allocation of liability for our taxes, the terms of the agreement also provide for other tax matters, including tax refunds, returns and audits.

Limitation of Liability of Officers and Directors and Indemnification

Our Certificate of Incorporation provides for indemnification of our officers and directors to the extent permitted by Delaware law, which generally permits indemnification for actions taken by officers or directors as our representatives if the officer or director acted in good faith and in a manner he or she reasonably believed to be in the best interest of the corporation. We have entered into indemnification agreements with our officers and directors to specify the terms of our indemnification obligations. In general, these indemnification agreements provide that we will:

•	indemnify our directors and officers to the fullest extent now permitted under current law and to the extent the law later is amended to increase the scope of permitted indemnification;

•

advance payment of expenses to a director or officer incurred in connection with an indemnifiable claim, subject to repayment if it is later determined that the director or officer was not entitled to be indemnified;

•	reimburse the director or officer for any expenses incurred by the director or officer in seeking to enforce the indemnification agreement; and

•	have the opportunity to participate in the defense of any indemnifiable claims against the director or officer.

As permitted under Delaware law, the By-laws contain a provision indemnifying directors against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with an action, suit or proceeding if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of our Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful.

The separation and distribution agreement that we have entered into with Integrated BioPharma provides for indemnification by us of Integrated BioPharma and its directors, officers and employees for some liabilities, including liabilities under the Securities Act and the Securities Exchange Act of 1934 in connection with the distribution, and a mutual indemnification of each other for product liability claims arising from their respective businesses, and also requires that we indemnify Integrated BioPharma for various liabilities of iBioPharma, and for any tax that may be imposed with respect to the distribution and which result from our actions or omissions in that regard.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to iBio, Inc, Corporate Secretary, 9 Innovation Way, Suite 100, Newark, Delaware 19711 or contact our Corporate Secretary at (302) 355-0650. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors
/s/ Robert B. Kay
Robert B. Kay
Executive Chairman and Chief Executive Officer

November 16, 2012

A copy of our Annual Report on Form 10-K for the fiscal year ended June 30, 2012 is available without charge upon written request to: Corporate Secretary, iBio, Inc., 9 Innovation Way, Suite 100, Newark, Delaware 19711. Copies may also be obtained without charge through the SEC’s website at http://www.sec.gov.

iBio, Inc.
2012 Annual Meeting of Stockholders—December 18, 2012

          The undersigned hereby appoints Robert B. Kay and Robert L. Erwin, and each of them, proxies, with full power of substitution, to appear on behalf of the undersigned and to vote all shares of common stock (par value $0.001) of iBio, Inc. (the “Company”) that the undersigned is entitled to vote at the 2012 Annual Meeting of Stockholders of the Company to be held at iBio, Inc., 9 Innovation Way, Suite 100, Newark, Delaware, on December 18, 2012, commencing at 11:00 a.m. (local time), and at any adjournment or postponement thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL LISTED NOMINEES AS DIRECTORS AND IN FAVOR OF PROPOSAL 2.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS:

THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, THE PROXY STATEMENT AND THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2012 ARE AVAILABLE ELECTRONICALLY TO THE COMPANY’S STOCKHOLDERS OF RECORD AS OF THE CLOSE OF BUSINESS ON NOVEMBER 5, 2012 AT http://www.cstproxy.com/ibioinc/2012.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

          Please mark box ☒ in blue or black ink.

1.	Election of Directors.

Nominees: ROBERT B. KAY, GENERAL JAMES T. HILL AND ARTHUR Y. ELLIOTT, PH.D.

	☐	FOR all nominees listed above

	☐	WITHHOLD AUTHORITY to vote for the following nominees: ________________________________

(Instructions: To withhold authority to vote for any one or more nominees, mark the “WITHHOLD AUTHORITY” box and write the name of the nominee or nominees in the space provided above.)

2.	Ratification of Selection of CohnReznick LLP as Independent Registered Public Accounting Firm:

☐ FOR ☐ AGAINST ☐ ABSTAIN

(Continued and to be signed on reverse side)

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 2012 Annual Meeting and any adjournment or postponement thereof.

Please sign exactly as your name appears on the left. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE 2012 ANNUAL MEETING ☐

Dated: ____________________________________________________, 2012

Signature